                                                                EXHIBIT 10.19

                                  AMENDMENT #1
                                       to
                       TECHNOLOGY COOPERATION AGREEMENT,
              INCLUDING AMENDMENT OF OEM/SOURCE LICENSE AGREEMENT
                                    between
                    Spyglass, Inc. and Microsoft Corporation

This Amendment #1 amends the Technology Cooperation Agreement, including Amendment of OEM/Source License Agreement effective December 6, 1995 between Spyglass, Inc. and Microsoft Corporation.

1. The Technology Cooperation Agreement Section 1.3(a)(1) Minimum Quarterly Purchase Commitments table and following paragraph are hearby amended as follows:


                     Calendar  Calendar Calendar  Calendar
                      Q1       Q2       Q3        Q4
               1996   ******   ******   ******   ******
               1997   ******   ******   ******   ******
               1998   ******   ******   ******   ******



     Such Quarterly Fees shall be paid and delivered along with the quarterly royalty report specified in Section 1.3(b). All Quarterly Fees specified in this Section 1.3(a)(1), totaling ******, shall be applied against and recouped from future earned royalties. Notwithstanding the foregoing, once the total amount of cumulative earned royalties paid to Spyglass (with credit for Quarterly Fees already paid) equals or exceeds ****** Microsoft shall not be obligated to pay Spyglass any further Quarterly Fees.

2. All other terms and conditions of the Technology Cooperation Agreement, including Amendment of OEM/Source License Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized representatives and effective as of the date of the last party to sign.


      SPYGLASS, INC.                          Microsoft Corporation

      By: /s/ Michael F. Tyrrell              By: /s/ John Ludwig
          -----------------------------          -------------------------

      Name:   Michael F. Tyrrell              Name:   John Ludwig
           ----------------------------            -----------------------

      Title:  EVP Business Development        Title: Vice President
            ---------------------------              ---------------------

      Date:   9/30/96                         Date: 9/30/96
           ----------------------------            -----------------------